SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 3 , 2004

Date of Report

(Date of earliest event reported)

ADVANCED DIGITAL INFORMATION CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-21103	91-1618616
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11431 Willows Road NE, PO Box 97057, Redmond, WA 98073-9757

(Address of Principal Executive Offices) (Zip Code)

(425) 881-8004

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As of September 3, 2004, Jon W. Gacek, ADIC’s Chief Financial Officer, whose promotion to Executive Vice President was announced in April, has assumed responsibility for ADIC Operations, including ADIC Purchasing and Test, and will share responsibility for ADIC Quality with the Chief Executive Officer. This change formalizes Mr. Gacek’s key role in operations, as he will continue to manage ADIC Finance, Information Technology, Manufacturing and Facilities. His new title is Chief Financial Officer and Executive Vice President—Finance and Operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 9, 2004

Advanced Digital Information Corporation

By:	/s/ Katherine A. Ludwig
Katherine A. Ludwig
Associate Counsel and Corporate Secretary